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                                                                    EXHIBIT 32.1

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF
                        FORTIS BENEFITS INSURANCE COMPANY
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of Fortis Benefits Insurance Company (the "Company") on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert B. Pollock, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2004

                                           /s/ Robert B. Pollock
                                           -------------------------------------
                                           Robert B. Pollock
                                           President and Chief Executive Officer
                                           (Chief Principal Officer)